                                                                       EXHIBIT 1
                             JOINT FILING AGREEMENT

   In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of Liz Claiborne, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 28/th/ day of February, 2000.


                                        ESL PARTNERS, L.P.

                                        By:  RBS Partners, L.P., its general
                                             partner
                                        By:  ESL Investments, Inc., its
                                             general partner

                                             By:  /S/ EDWARD S. LAMPERT
                                                  ----------------------------
                                                  Edward S. Lampert
                                                  Chairman

                                        ESL LIMITED

                                        By:  ESL Investment Management, LLC,
                                             its investment manager

                                             By:  /S/ EDWARD S. LAMPERT
                                                  ----------------------------
                                                  Edward S. Lampert
                                                  Managing Member

                                        ESL INSTITUTIONAL PARTNERS, L.P.

                                        By:  RBS Investment Management, LLC,
                                             its general partner

                                             By:  /S/ EDWARD S. LAMPERT
                                                  ----------------------------
                                                  Edward S. Lampert
                                                  Managing Member

                                        ESL INVESTORS, L.L.C.

                                        By:  RBS Partners, L.P., its manager
                                        By:  ESL Investments, Inc., its
                                             general partner

                                             By:  /S/ EDWARD S. LAMPERT
                                                  ----------------------------
                                                  Edward S. Lampert
                                                  Chairman